UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 5, 2015, the Company announced it will be presenting at the Roth Capital Conference on March 10, 2015 at the Ritz Carlton Laguna Niguel hotel at 4:00 pm. Incoming Chief Executive Officer (CEO), Derek Dewan will present with Chief Financial Officer (CFO) and Interim CEO, Andrew Norstrud. They will provide the investment community with an overview of General Employment’s aggressive growth strategy, operations, financial position and value proposition. Mr. Dewan and Mr. Norstrud will be available for one-on-one meetings during the three-day conference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by General Employment Enterprises, Inc. dated March 5, 2015.

99.2	PowerPoint presentation by General Employment Enterprises, Inc. dated March 10, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: March 10, 2015	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Executive Officer

3